CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim BulletShares 2011 Corporate Bond ETF
Guggenheim BulletShares 2012 Corporate Bond ETF
Guggenheim BulletShares 2013 Corporate Bond ETF
Guggenheim BulletShares 2014 Corporate Bond ETF
Guggenheim BulletShares 2015 Corporate Bond ETF
Guggenheim BulletShares 2016 Corporate Bond ETF
Guggenheim BulletShares 2017 Corporate Bond ETF

Supplement to the currently effective Prospectus for the above-listed Funds:

Item 3 under the “Additional Information About the Funds’ Strategies and Risks—Index Construction” section of the Fund’s prospectus is hereby replaced in its entirety with the following:

3.      Each Index is constructed as follows:

•	Prior to July 1 of an Index’s target maturity year,

•
at the beginning of each calendar year, each Index undergoes an effective maturity reconstitution, where bonds in the universe of eligible securities are assigned to an Index based on their actual maturities or, in the case of callable bonds, effective maturities as determined by a proprietary, rules-based process.

•
each Index is rebalanced based on the market values of the Index’s constituents on a monthly basis. Additions to or removals from the universe of eligible securities are reflected in each monthly rebalancing.

•
proceeds of constituents that are called or mature between rebalances are reinvested in 13-week U.S. Treasury Bills until the next monthly rebalancing of the Index. The reinvested amount is reallocated on a pro rata basis across Index constituents at the next monthly rebalance.

•	After July 1 of an Index’s target maturity year,

•
the Index is calculated using a proprietary methodology that seeks to track the return of a held-to-maturity individual bond. In accordance with this methodology, the portfolio of bonds established in connection with the last monthly rebalancing of an Index prior to July 1 of its target year of maturity will be fixed for the remainder of the life of the Index.

•
as bonds in an Index mature or are called and principal is returned, proceeds are re-invested in 13-week U.S. Treasury Bills until the termination of the Index. It is expected that each Index will consist largely, if not completely, of a portfolio of 13-week U.S. Treasury Bills when it terminates.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

November 15, 2010

ETF-PRO-BS-SUP111510